AXS Managed Futures Strategy Fund
Class A Shares: (Ticker Symbol: MHFAX)

Class C Shares: (Ticker Symbol: MHFCX)

Class I Shares: (Ticker Symbol: MHFIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated July 21, 2022, to the

Summary Prospectus,

dated February 4, 2022, as supplemented.

Effective as of July 15, 2022, Dr. Rufus Rankin no longer serves as a portfolio manager to the AXS Managed Futures Strategy Fund (the “Fund”). Accordingly, all references in the Fund’s Summary Prospectus to Dr. Rankin are hereby deleted in their entirety. Dr. Ajay Dravid will continue to serve as the portfolio manager of the Fund.

Please file this Supplement with your records.